SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 13, 2002


                         Commission File Number 1-09623


                                IVAX CORPORATION



        FLORIDA                                                16-1003559
-------------------------------                          ---------------------
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                            Identification No.)


          4400 BISCAYNE BOULEVARD, MIAMI, FLORIDA              33137
          ------------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)

                                 (305) 575-6000
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 5 - OTHER EVENTS AND REGULATION FD DISCLOSURE

On February 13, 2002, IVAX Corporation issued a press release containing certain financial information with respect to results of operations for the year ended December 31, 2001.


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            IVAX CORPORATION



Date:  February 28, 2002                    By: /s/Thomas E. Beier
                                                --------------------------------
                                                Thomas E. Beier
                                                Senior Vice President-Finance
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit

99.1 Press Release issued February 13, 2002.